CSFB

CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2006-1

DERIVED INFORMATION   12/02/05

$21,600,000

Classes M-6 & M-7

Subordinate Bonds Offered

(Approximate)

$781,600,100

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2006-1

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Stress Run #1:

The below table displays the Breakeven CDR (the highest CDR that will not cause a write-down), Weighted-Average Life (WAL), the Modified Duration, Principal Write-down and Total Collateral Loss assuming:

•

2/28 ARM prepayment speed of 18 CPR

•

3/27 and 5/25 ARM prepayment speed of 15 CPR

•

Fixed prepayment speed of 10 CPR

•

Forward LIBOR +200 bps

•

To maturity

•

All triggers failing

•

45% loss severity, 12 months to recovery and 100% servicer advances

M-6
B/E CDR	9.7
WAL	17.5
Modified Duration	9.4
Principal Writedown	0.00
Total Collateral Loss	126,692,137
Total Collateral Loss %	15.8%
M-7
B/E CDR	8.6
WAL	18.0
Modified Duration	9.1
Principal Writedown	0.00
Total Collateral Loss	116,553,893
Total Collateral Loss %	14.6%

Stress Run #2:

The below table displays the Breakeven CDR (the highest CDR that will not cause a write-down), Weighted-Average Life (WAL), the Modified Duration, Principal Write-down and Total Collateral Loss assuming:

•

2/28 ARM prepayment speed of 60 CPR

•

3/27 and 5/25 ARM prepayment speed of 50 CPR

•

Fixed prepayment speed of 30 CPR

•

Spot LIBOR

•

To maturity

•

All triggers failing

•

45% loss severity, 12 months to recovery and 100% servicer advances

M-6
B/E CDR	16.2
WAL	6.4
Modified Duration	5.3
Principal Writedown	0.00
Total Collateral Loss	68,433,185
Total Collateral Loss %	8.6%
M-7
B/E CDR	13.3
WAL	6.7
Modified Duration	5.4
Principal Writedown	0.00
Total Collateral Loss	57,615,048
Total Collateral Loss %	7.2%

Stress Run #3:

The below table displays the Breakeven CDR (the highest CDR that will not cause a write-down), Weighted-Average Life (WAL), the Modified Duration, Principal Write-down and Total Collateral Loss assuming:

•

2/28 ARM prepayment speed of 60 CPR for two years, 10 CPR thereafter

•

3/27 and 5/25 ARM prepayment speed of 45 CPR for three years, 10 CPR thereafter

•

Fixed prepayment speed of 40 CPR for three years, 10 CPR thereafter

•

Prepayment speeds adjusted for loan age

•

Forward LIBOR +200 bps

•

To maturity

•

All triggers passing

•

45% loss severity, 12 months to recovery and 100% servicer advances

M-6
B/E CDR	13.2
WAL	4.4
Modified Duration	3.2
Principal Writedown	0.00
Total Collateral Loss	74,904,342
Total Collateral Loss %	9.4%
M-7
B/E CDR	11.4
WAL	4.5
Modified Duration	3.2
Principal Writedown	0.00
Total Collateral Loss	67,885,272
Total Collateral Loss %	8.5%

Stress Run #4:

The below table displays the Breakeven CDR (the highest CDR that will not cause a write-down), Weighted-Average Life (WAL), the Modified Duration, Principal Write-down and Total Collateral Loss assuming:

•

2/28 ARM prepayment speed of 60 CPR for two years, 10 CPR thereafter

•

3/27 and 5/25 ARM prepayment speed of 45 CPR for three years, 10 CPR thereafter

•

Fixed prepayment speed of 40 CPR for three years, 10 CPR thereafter

•

Prepayment speeds adjusted for loan age

•

Forward LIBOR +200 bps

•

To maturity

•

All triggers failing

•

45% loss severity, 12 months to recovery and 100% servicer advances

M-6
B/E CDR	16.1
WAL	12.6
Modified Duration	7.8
Principal Writedown	0.00
Total Collateral Loss	85,226,638
Total Collateral Loss %	10.7%
M-7
B/E CDR	13.3
WAL	14.3
Modified Duration	8.1
Principal Writedown	0.00
Total Collateral Loss	75,279,066
Total Collateral Loss %	9.4%

Stress Run #5:

The below table displays the Breakeven CDR (the highest CDR that will not cause a write-down), Weighted-Average Life (WAL), the Modified Duration, Principal Write-down and Total Collateral Loss assuming:

•

2/28 ARM prepayment speed of 18 CPR for two years, 50 CPR thereafter

•

3/27 and 5/25 ARM prepayment speed of 15 CPR for three years, 50 CPR thereafter

•

Fixed prepayment speed of 5 CPR

•

Prepayment speeds adjusted for loan age

•

Forward LIBOR +200 bps

•

To maturity

•

All triggers failing

•

45% loss severity, 12 months to recovery and 100% servicer advances

M-6
B/E CDR	10.5
WAL	10.2
Modified Duration	6.9
Principal Writedown	0.00
Total Collateral Loss	90,664,268
Total Collateral Loss %	11.3%
M-7
B/E CDR	9.0
WAL	10.4
Modified Duration	6.8
Principal Writedown	0.00
Total Collateral Loss	79,608,681
Total Collateral Loss %	10.0%

Stress Run #6:

The below table displays the Weighted-Average Life (WAL), the Modified Duration, Principal Write-down and Total Collateral Loss assuming:

•

2/28 ARM prepayment speed of 28 CPR for two years, 14 CPR thereafter

•

3/27 and 5/25 ARM prepayment speed of 18 CPR for three years, 9 CPR thereafter

•

Fixed prepayment speed of 15 CPR for two years, 10 CPR thereafter

•

2/28 ARM default speed of 2 CDR for two years, 7 CDR thereafter

•

3/27 and 5/25 ARM default speed of 2 CDR for three years, 9 CDR thereafter

•

Fixed default speed of 2 CDR for two years, 10 CDR thereafter

•

Prepayment speeds adjusted for loan age

•

Forward LIBOR

•

To maturity

•

All triggers failing

•

45% loss severity, 12 months to recovery and 100% servicer advances

M-6
WAL	10.9
Modified Duration	8.1
Principal Writedown	0.00
Total Collateral Loss	81,198,487
Total Collateral Loss %	10.1%
M-7
WAL	11.7
Modified Duration	8.1
Principal Writedown	0.00
Total Collateral Loss	81,198,487
Total Collateral Loss %	10.1%

Stress Run #7:

The below table displays the Weighted-Average Life (WAL), the Modified Duration, Principal Write-down and Total Collateral Loss assuming:

•

2/28 ARM prepayment speed of 28 CPR for two years, 14 CPR thereafter

•

3/27 and 5/25 ARM prepayment speed of 18 CPR for three years, 9 CPR thereafter

•

Fixed prepayment speed of 15 CPR for two years, 10 CPR thereafter

•

2/28 ARM default speed of 4 CDR for two years, 9 CDR thereafter

•

3/27 and 5/25 ARM default speed of 4 CDR for three years, 9 CDR thereafter

•

Fixed default speed of 4 CDR for two years, 12 CDR thereafter

•

Prepayment speeds adjusted for loan age

•

Forward LIBOR

•

To maturity

•

All triggers failing

•

45% loss severity, 12 months to recovery and 100% servicer advances

M-6
WAL	11.3
Modified Duration	8.3
Principal Writedown	0.00
Total Collateral Loss	98,877,455
Total Collateral Loss %	12.4%
M-7
WAL	12.5
Modified Duration	8.5
Principal Writedown	0.00
Total Collateral Loss	98,877,455
Total Collateral Loss %	12.4%

Stress Run #8:

The below table displays the Weighted-Average Life (WAL), the Modified Duration, Principal Write-down and Total Collateral Loss assuming:

•

2/28 ARM prepayment speed of 28 CPR for two years, 14 CPR thereafter

•

3/27 and 5/25 ARM prepayment speed of 18 CPR for three years, 9 CPR thereafter

•

Fixed prepayment speed of 15 CPR for two years, 10 CPR thereafter

•

EH Default Amounts (See Appendix)

•

Prepayment speeds adjusted for loan age

•

Forward LIBOR

•

To maturity

•

All triggers failing

•

45% loss severity, 12 months to recovery and 100% servicer advances

M-6
WAL	12.9
Modifies Duration	9.1
Principal Writedown	0.00
Total Collateral Loss	58,442,261
Total Collateral Loss %	7.3%
M-7
WAL	13.9
Modifies Duration	9.1
Principal Writedown	0.00
Total Collateral Loss	58,442,261
Total Collateral Loss %	7.3%

EH Default Curve

The EH Default Curve has a base CDR of 3% for ARMs and 2% for fixed-rate collateral.  For 3/27 or 5/25 collateral, subtract one from the CDR. For IO loans, add 1 to the CDR.  If the penalty term, hybrid term or IO term coincide, add two to the CDR.  If all three of the penalty term, hybrid term and IO term coincide, add four to the CDR.

Forward Libor Curve